MINNESOTA MUNICIPAL
INCOME PORTFOLIO

MXA

ANNUAL REPORT
JANUARY 31,
2001

[Logo] FIRST AMERICAN-Registered Trademark-
       Asset Management

[Logo] FIRST AMERICAN-Registered Trademark-
       Asset Management

                                                     MINNESOTA MUNICIPAL
                                                     INCOME PORTFOLIO

    TABLE OF CONTENTS

  2 Fund Overview

  6 Financial Statements
    and Notes

 16 Investments in
    Securities

 21 Independent
    Auditor's Report

 22 Federal Income
    Tax Information

 23 Shareholder Update


FUND OBJECTIVE

High current income exempt from both regular federal income tax, and Minnesota personal income tax, consistent with preservation of capital. The fund's income and capital gains may be subject to federal and/or state of Minnesota alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A wide range of Minnesota municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the periods ended January 31, 2001

[GRAPH]


                                             One Year     Five Year    Since Inception
MINNESOTA MUNICIPAL INCOME PORTFOLIO
 (MXA, inception 6/25/1993)                   17.89%      5.85%        6.18%
Lipper General Municipal Bond Funds
 Leveraged Average                            12.48%      4.69%        5.03%
Lehman Brothers Municipal Long Bond
 Index                                        18.30%      6.20%        6.43%

Average annual total returns are through January 31, 2001, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended January 31, 2001, were 21.51%, 7.54%, and 4.99%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend-reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond
Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures. - The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 2001.


                 MINNESOTA MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001    1)

FUND OVERVIEW

FUND MANAGEMENT

DOUG WHITE, CFA,
is primarily responsible for the management of Minnesota Municipal Income Portfolio. He has 18 years of financial experience.

CATHERINE STIENSTRA assists with the management of Minnesota Municipal Income Portfolio. She has 13 years of financial experience.

MARCH 15, 2001

MINNESOTA MUNICIPAL INCOME PORTFOLIO HAD A TOTAL RETURN OF 17.89%* BASED ON ITS NET ASSET VALUE (NAV) FOR THE YEAR ENDED JANUARY 31, 2001. The fund outperformed the average return of 12.48% for a group of similar funds in the Lipper General Municipal Bond Funds: Leveraged category. The Lehman Brothers Municipal Long Bond Index, the fund's benchmark that reflects no fees or expenses, returned 18.30% during the same period.

THE FALLING-RATE ENVIRONMENT DURING THE YEAR HELPED THE FUND OUTPACE THE AVERAGE RETURN OF ITS PEERS. Municipal bond rates-as represented by the Bond Buyer 20 Index-began the year at 6.08% and ended it at 5.15%. Falling rates benefited the NAV of the fund as the prices of intermediate- and long-term bonds


*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
As a percentage of total assets on January 31, 2001

[GRAPH]


General Obligations                      30%
Utility Revenue                           4%
Certificates of Participation             1%
Transportation Revenue                    6%
Health Care Revenue                      29%
Authority Revenue                         1%
Education Revenue                        10%
Water/Pollution Control Revenue           6%
Housing Revenue                          10%
Other Assets                              2%
Building Revenue                          1%


(2   MINNESOTA MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001
increased. Because Minnesota Municipal Income Portfolio tends to own longer-duration municipal bonds that generate higher tax-free income, it typically performs well in a steady or falling rate environment. In exchange for higher yields, these longer-duration bonds will exhibit more price volatility in a fluctuating interest rate environment.

INCREASING DEMAND FOR BOND FUNDS BECAUSE OF THE CHOPPY STOCK MARKET BENEFITED THE FUND BY NARROWING THE DISCOUNT OF THE FUND'S MARKET PRICE TO ITS NAV. A year ago at this time, the fund was trading in the market at a 6.9% discount to its NAV. Today the gap has narrowed to 4.4% as of January 31, 2001. This has helped the fund generate a 21.51% total return based on its market price during the year.

FOR MOST OF THE FISCAL YEAR, THE FUND DIPPED INTO ITS DIVIDEND RESERVE TO MAINTAIN ITS MONTHLY COMMON STOCK DISTRIBUTION AMOUNT OF 6.625 CENTS PER SHARE. As the Federal Reserve raised short-term rates during 2000, the dividend rates for the fund's preferred stock shareholders rose. This caused the fund to fall short of earning its monthly common stock dividend. (See page 5 for more information about the fund's preferred stock.) Fortunately, part of our management strategy is to set aside fund earnings in reserve when rates are low for use during periods of higher rates. This helps to provide a more even income stream for common stock shareholders. As the Federal Reserve began to significantly reduce the Federal Funds Rate in January 2001, rates on the fund's preferred stock have fallen as well. This

CREDIT QUALITY BREAKDOWN
As of January 31, 2001, according to Standard & Poor's and Moody's Investors Service

AAA/Aaa                                43%
AA/Aa                                  33%
A                                      10%
BBB/Baa                                 6%
Nonrated                                8%
------------------------------------------
                                      100%

                  MINNESOTA MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001   3)

FUND OVERVIEW CONTINUED

should help the fund move toward earning its monthly common stock dividend again. The fund's current common stock distribution level remains unchanged with a dividend reserve of 16 cents per share as of January 31, 2001. Keep in mind that even with our dividend reserve strategy the fund's dividend is subject to change.

OUR MANAGEMENT TEAM CONTINUES TO FOCUS ON IN-DEPTH RESEARCH AND QUALITY-SECURITY SELECTION WHEN CHOOSING AND MONITORING THE FUND'S HOLDINGS. Despite the underperformance of selected issues in the housing and health care sectors for much of the fiscal year, we continue to emphasize these areas as they produce attractive income for the fund. We believe we can still find many good quality issuers in this segment and that the entire area of the market has been unfairly penalized by legislative uncertainties surrounding Medicare, Medicaid, and other issues. We are also overweighted in general obligation bonds from a variety of school districts within the state. As you can see from the credit quality breakdown table on page 3, over 90% of the fund is considered investment-grade quality. This means that the bonds are in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's. An investment grade rating means that there is minimal risk that the bond issuer will default in its timely payment of interest and principal to the fund.


(4   MINNESOTA MUNICIPAL INCOME PORTFOLIO ANNUAL REPORT 2001

UNLIKE THE NATIONAL TREND OF SHRINKING SUPPLY, THE OVERALL SUPPLY OF MINNESOTA MUNICIPAL BONDS WAS UP ABOUT 20% FROM A YEAR AGO AT THIS TIME. Nationally, supply was down 13% as many municipalities slowed their bond issuance. The expanding economy over the past few years has allowed many municipalities to reduce their borrowing through the issuance of municipal bonds. However, an increased supply in Minnesota has given the fund's management team greater flexibility when considering bonds for purchase.

AS ALWAYS, THANK YOU FOR YOUR INVESTMENT IN MINNESOTA MUNICIPAL INCOME PORTFOLIO AND THE CONFIDENCE THAT YOU HAVE PLACED IN OUR MANAGEMENT TEAM. We will continue to closely monitor the quality of the municipal bonds in the portfolio and carefully assess new opportunities in an effort to reach your goal of attractive monthly income that is free from federal and state income taxes.

------------------------------------------------------------------------------

PREFERRED STOCK

The preferred stock issued by MXA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the NAV of the fund and the market value of shares of common stock.


                  MINNESOTA MUNICIPAL INCOME PORTFOLIO  ANNUAL REPORT 2001   5)

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $89,631,411
Accrued interest receivable  ...............................      1,692,686
Other assets  ..............................................          6,096
                                                                -----------
  Total assets  ............................................     91,330,193
                                                                -----------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................         13,296
Accrued investment management fee  .........................         27,131
Bank overdraft  ............................................         50,112
Accrued administrative fee  ................................         17,582
Other accrued expenses  ....................................         17,599
                                                                -----------
  Total liabilities  .......................................        125,720
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $91,204,473
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $89,145,629
Undistributed net investment income  .......................        674,270
Accumulated net realized loss on investments  ..............     (1,419,168)
Unrealized appreciation of investments  ....................      2,803,742
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $91,204,473
                                                                ===========

* Investments in securities at identified cost  ............    $86,827,669
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $60,104,473
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................      4,146,743
Net asset value  ...........................................    $     14.49
Market price  ..............................................    $     13.85

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $31,100,000
Shares of preferred stock outstanding (authorized one
  million shares)  .........................................          1,244
Liquidation preference per share  ..........................    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          2001 Annual Report  6  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 2001
 ................................................................................

INCOME:
Interest ...................................................    $ 5,018,122
                                                                -----------

EXPENSES (NOTE 5):
Investment management fee  .................................        307,867
Administrative fee  ........................................        175,924
Remarketing agent fee  .....................................         77,962
Custodian and accounting fees  .............................         13,419
Transfer agent fees  .......................................         27,282
Reports to shareholders  ...................................         36,769
Directors' fees  ...........................................          3,080
Audit and legal fees  ......................................         35,130
Other expenses  ............................................         49,744
                                                                -----------
  Total expenses  ..........................................        727,177
                                                                -----------

  Net investment income  ...................................      4,290,945
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)  ................................................        684,514
Unrealized appreciation of investments  ....................      5,691,565
                                                                -----------

  Net gain on investments  .................................      6,376,079
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $10,667,024
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          2001 Annual Report  7  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  1/31/01           1/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 4,290,945       $ 4,271,603
Net realized gain (loss) on investments  ...................        684,514           (68,721)
Unrealized appreciation (depreciation) of investments  .....      5,691,565        (9,516,828)
                                                                -----------       -----------

  Net increase (decrease) in net assets resulting from
    operations  ............................................     10,667,024        (5,313,946)
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Common stock dividends  ....................................     (3,296,661)       (3,297,387)
Preferred stock dividends  .................................     (1,263,472)         (971,641)
                                                                -----------       -----------
  Total distributions  .....................................     (4,560,133)       (4,269,028)
                                                                -----------       -----------

  Total increase (decrease) in net assets  .................      6,106,891        (9,582,974)

Net assets at beginning of year  ...........................     85,097,582        94,680,556
                                                                -----------       -----------

Net assets at end of year  .................................    $91,204,473       $85,097,582
                                                                ===========       ===========

Undistributed net investment income  .......................    $   674,270       $   945,412
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          2001 Annual Report  8  Minnesota Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                Minnesota Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests in a diverse range of Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the American Stock Exchange under the symbol MXA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

          2001 Annual Report  9  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At January 31, 2001, the fund had no outstanding investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets

--------------------------------------------------------------------------------

          2001 Annual Report  10  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 2001, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $1,954.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of
--------------------------------------------------------------------------------

          2001 Annual Report  11  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                Minnesota Municipal Income Portfolio has issued and, as of January 31, 2001, has outstanding 1,244 shares of remarketed preferred stock (622 shares in class "M" and 622 shares in class "W") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On January 31, 2001, the dividend rates were 3.46% and 3.47% for class "M" and "W," respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

--------------------------------------------------------------------------------

          2001 Annual Report  12  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 2001, aggregated $27,443,835 and $27,052,819, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annualized percentage of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. In addition, the fund pays the administrator a fee for transfer agency and dividend disbursement services.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will

--------------------------------------------------------------------------------

          2001 Annual Report  13  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian and accounting fees; registration fees; printing and shareholder reports; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                            CAPITAL LOSS
                             CARRYOVER              EXPIRATION
                            ------------            ----------
                             $  969,966                2003
                                415,059                2004
                                 34,143                2008
                             ----------
                             $1,419,168
                             ==========

(7) PARENT COMPANY
    ACQUISITION
 ............................
                On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On
                February 27, 2001, this acquisition became effective. The new company is called U.S. Bancorp.

--------------------------------------------------------------------------------

          2001 Annual Report  14  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL INCOME PORTFOLIO

                                                  Year Ended January 31,
                                          ---------------------------------------
                                           2001    2000   1999(g)   1998    1997
                                          ------  ------  -------  ------  ------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................  $13.02  $15.33  $15.01   $13.97  $14.32
                                          ------  ------  ------   ------  ------
Operations:
  Net investment income ................    1.03    1.03    1.05     1.06    1.09
  Net realized and unrealized gains
    (losses) on investments ............    1.54   (2.31)   0.28     0.99   (0.44)
                                          ------  ------  ------   ------  ------
    Total from operations ..............    2.57   (1.28)   1.33     2.05    0.65
                                          ------  ------  ------   ------  ------
Distributions to shareholders from net
  investment income:
    Paid to common shareholders ........   (0.80)  (0.80)  (0.77)   (0.76)  (0.76)
    Paid to preferred shareholders .....   (0.30)  (0.23)  (0.24)   (0.25)  (0.24)
                                          ------  ------  ------   ------  ------
    Total distributions to
      shareholders .....................   (1.10)  (1.03)  (1.01)   (1.01)  (1.00)
                                          ------  ------  ------   ------  ------
Net asset value, common stock, end
  of period ............................  $14.49  $13.02  $15.33   $15.01  $13.97
                                          ======  ======  ======   ======  ======
Market value, common stock, end
  of period ............................  $13.85  $12.13  $14.50   $14.13  $12.50
                                          ======  ======  ======   ======  ======
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................   17.89% (10.16)%   7.44%  13.29%   3.09%
Total return, common stock, market
  value (b) ............................   21.51% (11.39)%   8.27%  19.60%   3.19%
Net assets at end of period
  (in millions) ........................  $   91  $   85  $   95   $   93  $   89
Ratio of expenses to average weekly net
  assets applicable to common
  stock (c) ............................    1.28%   1.25%   1.17%    1.23%   1.26%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............    5.32%   5.60%   5.37%    5.66%   6.25%
Portfolio turnover rate (excluding
  short-term securities) ...............      31%     15%     16%      26%     25%
Remarketed preferred stock outstanding
  end of period (in millions) ..........  $   31  $   31  $   31   $   31  $   31
Asset coverage per share (in
  thousands) (f) .......................  $   73  $   68  $   76   $   75  $   72
Liquidation preference and market value
  per share (in thousands) .............  $   25  $   25  $   25   $   25  $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.83%, 0.82%, 0.78%, 0.80% AND 0.82% FOR THE FISCAL YEARS 2001, 2000, 1999, 1998 AND
     1997, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.88%, 4.74%, 4.63%, 4.87% AND 5.16% FOR THE FISCAL YEARS 2001, 2000, 1999, 1998
     AND 1997, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK.

--------------------------------------------------------------------------------

          2001 Annual Report  15  Minnesota Municipal Income Portfolio

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO                            January 31, 2001
 ....................................................................................
                                                           Principal        Market
Description of Security                                      Amount        Value (a)
-----------------------                                    ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.0%):
  AUTHORITY REVENUE (1.3%):
    St. Paul Port Authority Hotel Facility (Callable
      8/01/08 at 103), 7.38%, 8/1/29 ....................  $1,200,000     $ 1,174,728
                                                                          -----------
  BUILDING REVENUE (1.0%):
    Benton County Jail Facility (FSA) (Callable 2/1/05 at
      100), 5.70%, 2/1/13-2/1/16 ........................    900,000(b)       933,577
                                                                          -----------
  CERTIFICATES OF PARTICIPATION (0.6%):
    Anoka County (Callable 6/1/03 at 102),
      6.10%, 6/1/13 .....................................    500,000          523,215
                                                                          -----------
  EDUCATION REVENUE (8.3%):
    Higher Education Facility - Carleton College
      (Callable 11/01/07 at 100),
      5.30%-5.40%, 11/1/13-11/1/14 ......................  1,500,000        1,557,985
    Higher Education Facility - Carleton College
      (Callable 5/1/06 at 100), 5.75%, 11/1/12 ..........  2,000,000        2,120,380
    Higher Education Facility - Macalester College
      (Callable 3/1/05 at 100),
      5.50%-5.55%, 3/1/12-3/1/16 ........................    500,000          515,125
    Higher Education Facility - St. Benedict College
      (Callable 3/1/04 at 100), 6.38%, 3/1/20 ...........     70,000           71,741
    Higher Education Facility - St. Benedict College
      (Prerefunded to 3/1/04 at 100),
      6.20%-6.38%, 3/1/14-3/1/20 ........................    765,000(e)       818,134
    Higher Education Facility - St. John's University
      (Callable 10/01/07 at 100), 5.35%, 10/1/17 ........    500,000          504,420
    Higher Education Facility - St. Mary's College
      (Callable 10/1/03 at 101), 6.10%, 10/1/16 .........    500,000          512,830
    Higher Education Facility - University of St. Thomas
      (Callable 4/1/08 at 100), 5.38%, 4/1/18 ...........  1,050,000        1,062,044
    Higher Education Facility - University of St. Thomas
      (Callable 9/1/03 at 101),
      5.50%-5.60%, 9/1/08-9/1/14 ........................    430,000          442,353
                                                                          -----------
                                                                            7,605,012
                                                                          -----------
  GENERAL OBLIGATIONS (29.7%):
    Albany Independent School District (Callable 2/1/08
      at 100), 5.00%, 2/1/16 ............................  1,220,000        1,223,575
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%, 2/1/13 .....................  2,000,000        2,021,640
    Chaska Independent School District (Crossover
      refunded to 2/1/06 at 100), 6.00%, 2/1/15 .........  2,200,000(e)     2,402,818

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  16  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
-----------------------                                    ----------     -----------
    Delano Independent School District (FSA) (Callable
      2/1/11 at 100), 5.88%, 2/1/25 .....................  $1,000,000(b)  $ 1,075,540
    Hawley Independent School District (Crossover
      refunded to 2/1/06 at 100), 5.75%, 2/1/17 .........  1,000,000(e)     1,080,950
    Lakeville Independent School District (Callable
      2/1/08 at 100), 5.00%-5.13%, 2/1/17-2/1/22 ........  6,240,000        6,232,262
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13 ...............................  1,000,000        1,026,580
    Minneapolis Sports Arena Project (Callable 4/1/08 at
      100), 5.20%, 10/1/24 ..............................  1,400,000        1,402,380
    Rosemount General Obligation (Callable 4/1/06 at
      100), 5.75%, 4/1/13 ...............................  1,000,000        1,056,510
    Sauk Rapids Independent School District (MBIA)
      (Callable 2/1/11 at 100), 5.75%, 2/1/23 ...........  5,000,000(b)     5,284,250
    St. Michael General Obligation (MBIA) (Callable
      2/01/09 at 100), 5.15%, 2/1/21 ....................  1,000,000(b)     1,001,560
    St. Michael Independent School District (Callable
      2/1/09 at 100), 4.88%, 2/1/17-2/1/18 ..............  3,295,000        3,241,683
                                                                          -----------
                                                                           27,049,748
                                                                          -----------
  HEALTH CARE REVENUE (29.1%):
    Agriculture and Economic Development Board (MBIA)
      (Callable 2/15/10 at 101), 5.00%, 2/15/19 .........  2,000,000(b)     1,945,740
    Austin Housing & Redevelopment Authority (Callable
      9/1/09 at 102), 6.63%, 9/1/29 .....................  1,000,000          891,600
    Bemidji Health Care Facility - North Country Health
      System (Callable 9/1/06 at 102), 5.63%, 9/1/15 ....  1,760,000        1,761,514
    Duluth Clinic Health Care Facilities (AMBAC)
      (Prerefunded to 11/1/04 at 100),
      6.30%, 11/1/22 ....................................    140,000(b)(e)     152,233
    Duluth Economic Development Authority Healthcare
      Facilities Revenue (AMBAC) (Prerefunded to 11/01/02
      at 102), 6.30%, 11/1/22 ...........................    360,000(b)(e)     383,144
    Duluth Health Facility - Benedictine Health System
      (Callable 2/15/03 at 102), 6.00%, 2/15/12 .........  1,800,000        1,900,800
    Fergus Falls Health Care - Lake Region Hospital
      (Callable 9/1/03 at 102), 6.50%, 9/1/18 ...........  1,000,000          969,420
    Health Facilities Gross Revenue - Cuyuna Range
      Hospital District (Callable 06/01/07 at 102),
      6.00%, 6/1/29 .....................................  1,000,000          808,920
    Minneapolis and St. Paul, Housing and Redevelopment
      Health Care System - Group Health Plan (Callable
      12/1/02 at 102), 6.90%, 10/15/22 ..................  2,550,000        2,526,999

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  17  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
-----------------------                                    ----------     -----------
    Minneapolis and St. Paul, Housing and Redevelopment
      Health Care System - Childrens Health Care (FSA)
      (Callable 8/15/05 at 102), 5.70%, 8/15/16 .........  $ 500,000(b)   $   518,965
    Minneapolis Health Care - Fairview Hospital (MBIA)
      (Callable 11/15/03 at 102), 5.25%, 11/15/13 .......    500,000(b)       508,845
    Minnesota Agriculture and Economic Development Board
      Revenue (Callable 11/15/27 at 102) ,
      5.75%, 11/15/26 ...................................  2,000,000        2,062,400
    New Hope Housing & Health Care - Masonic Home North
      Ridge, 4.80%, 3/1/03 ..............................    515,000          505,586
    Northfield Hospital Revenue (Callable 12/1/01 at
      100), 7.00%, 12/1/05-12/1/08 ......................  1,690,000        1,696,946
    Red Wing Elderly Housing - River Region (Callable
      9/1/03 at 102), 6.50%, 9/1/22 .....................  1,500,000        1,481,565
    Rochester Health Care Facility (Callable 5/15/08 at
      101), 5.50%, 11/15/27 .............................  1,500,000        1,519,560
    St. Cloud Health Care Revenue (Callable 5/1/10 at
      101), 5.75%, 5/1/26 ...............................  4,500,000        4,681,170
    Waconia Housing Redevelopment Authority (Callable
      6/1/03 at 102), 6.00%, 6/1/14 .....................  1,500,000        1,500,990
    Waconia Housing Redevelopment Authority - Public
      Project (Callable 1/1/03 at 100),
      5.70%-5.75%, 1/1/10-1/1/15 ........................    740,000          706,313
                                                                          -----------
                                                                           26,522,710
                                                                          -----------
  HOUSING REVENUE (10.1%):
    New Hope, Multifamily Housing Project (FHA) (Callable
      1/1/06 at 102), 6.05%, 1/1/17 .....................    450,000(b)       469,202
    Rochester Multifamily Housing, AMT,
      6.38%, 9/1/37 .....................................  1,000,000(f)     1,028,370
    St. Louis Park, Multifamily Housing Project (FHA)
      (Callable 12/1/04 at 102), 6.15%, 12/1/16 .........    500,000(b)       518,780
    State Housing and Finance Agency (Callable 1/1/04 at
      102), 6.30%, 7/1/25 ...............................    715,000          741,984
    State Housing and Finance Agency (Callable 3/2/01 at
      100), 5.70%-6.10%, 8/1/07-8/1/22 ..................  2,025,000        2,077,793
    State Housing and Finance Agency (Callable 7/1/03 at
      102), 5.95%, 1/1/17 ...............................  2,665,000        2,745,376
    State Housing and Redevelopment Authority (Callable
      1/01/10 at 100), 6.63%-6.75%, 1/1/24-1/1/31 .......    665,000          652,329
    Washington County Housing and Redevelopment Authority
      (Callable 08/20/09 at 100), 5.60%, 8/20/34 ........  1,000,000        1,002,790
                                                                          -----------
                                                                            9,236,624
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  18  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal         Market
Description of Security                                    Amount/Shares      Value (a)
-----------------------                                    -------------     -----------
  INDUSTRIAL DEVELOPMENT REVENUE (0.3%):
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 12/1/03 at 102), 5.75%, 12/1/16 .........   $  300,000(d)    $   309,531
                                                                             -----------
  PUBLIC UTILITY DISTRICT REVENUE (2.9%):
    Owatonna Public Utility Revenue (AMBAC) (Callable
      1/1/04 at 100), 5.45%, 1/1/16 .....................    2,600,000(b)      2,638,584
                                                                             -----------
  SCHOOL DISTRICT REVENUE (2.2%):
    St. Paul Academy Housing and Redevelopment Authority
      (Callable 10/01/09 at 100), 5.50%, 10/1/24 ........    2,000,000         2,002,560
                                                                             -----------
  TRANSPORTATION REVENUE (5.8%):
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32 .....................................    5,000,000(b)      5,266,200
                                                                             -----------
  UTILITY REVENUE (1.2%):
    Northern Municipal Power Agency (FSA) (Callable
      1/1/09 at 102), 5.40%, 1/1/15 .....................    1,000,000(b)      1,045,739
                                                                             -----------
  WATER/POLLUTION CONTROL REVENUE (5.5%):
    Minnesota Public Facilities Authority Water Pollution
      Control Revenue (Callable 3/1/06 at 100),
      4.75%, 3/1/10 .....................................    1,900,000         1,941,211
    Minnesota Public Facilities Authority Water Pollution
      Control Revenue (Callable 3/1/09 at 100),
      5.38%, 3/1/19 .....................................    3,000,000         3,069,900
                                                                             -----------
                                                                               5,011,111
                                                                             -----------

      Total Municipal Long-Term Securities
        (cost: $86,515,597)  ............................                     89,319,339
                                                                             -----------

MUNICIPAL SHORT-TERM SECURITIES (0.2%):
    Maple Grove Multifamily, 4.50%, 11/1/31
      (cost: $200,000) ..................................      200,000(c)        200,000
                                                                             -----------

RELATED PARTY MONEY MARKET FUND (0.1%):
    First American Tax Free Obligations Fund
      (cost: $112,072) ..................................      112,072(g)        112,072
                                                                             -----------

      Total Investments in Securities
        (cost: $86,827,669) (h)  ........................                    $89,631,411
                                                                             ===========

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          2001 Annual Report  19  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
         FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
         FHA - FEDERAL HOUSING AUTHORITY
         FSA - FINANCIAL SECURITY ASSURANCE
         MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 2001. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THIS SECURITY IS CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JANUARY 31, 2001, THE VALUE OF THIS INVESTMENT WAS $309,531 OR 0.3% OF TOTAL NET ASSETS. INFORMATION REGARDING THIS SECURITY IS AS FOLLOWS:

                                                                   DATE
                     SECURITY                           PAR      ACQUIRED  COST BASIS
--------------------------------------------------   ---------   --------  ----------

DULUTH SEAWAY PORT AUTHORITY, CARGILL INC. PROJECT   $ 300,000    11/93    $ 300,000

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT - ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 2001, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $1,028,370, WHICH REPRESENTS 1.1% OF NET ASSETS.
(g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(h) ON JANUARY 31, 2001, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $86,703,429. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 3,458,724
      GROSS UNREALIZED DEPRECIATION ......     (530,742)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 2,927,982
                                            ===========

--------------------------------------------------------------------------------

          2001 Annual Report  20  Minnesota Municipal Income Portfolio

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

We have audited the accompanying statement of assets and liabilities of Minnesota Municipal Income Portfolio Inc., including the schedule of investments in securities, as of January 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended January 31, 1999, were audited by other auditors whose report dated March 12, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2001 and 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Income Portfolio Inc. at January 31, 2001, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 27, 2001

--------------------------------------------------------------------------------

          2001 Annual Report  21  Minnesota Municipal Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                COMMON STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 98.24% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                PAYABLE DATE                               AMOUNT
                ------------                              ---------
                February 23, 2000 ......................  $0.066250
                March 29, 2000 .........................   0.066250
                April 26, 2000 .........................   0.066250
                May 24, 2000 ...........................   0.066250
                June 28, 2000 ..........................   0.066250
                July 26, 2000 ..........................   0.066250
                August 23, 2000 ........................   0.066250
                September 27, 2000 .....................   0.066250
                October 25, 2000 .......................   0.066250
                November 21, 2000 ......................   0.066250
                December 15, 2000 ......................   0.066250
                January 11, 2001 .......................   0.066250
                                                          ---------
                    Total ..............................  $0.795000
                                                          =========

                PREFERRED STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 98.24% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                                                           AMOUNT
                                                          ---------
                Total class "M" ........................  $1,019.69
                                                          =========
                Total class "W" ........................  $1,018.15
                                                          =========

--------------------------------------------------------------------------------

          2001 Annual Report  22  Minnesota Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                1. The fund's preferred and common shareholders, voting as a single class, voted to decrease the size of the board of directors from nine members to eight members. The following votes were cast regarding this matter:

                SHARES              SHARES                      BROKER
                VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                -----------    -----------------  -----------  ---------
                3,740,017              56,169         40,259          --

                2. The fund's preferred shareholders elected the following directors:

                                                             SHARES      SHARES WITHHOLDING
                                                           VOTED "FOR"   AUTHORITY TO VOTE
                                                          -------------  ------------------
                Roger A. Gibson ........................         886                  1
                Leonard W. Kedrowski ...................         886                  1

                3. The fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                                             SHARES      SHARES WITHHOLDING
                                                           VOTED "FOR"   AUTHORITY TO VOTE
                                                          -------------  ------------------
                Robert J. Dayton .......................     3,774,738            61,707
                Andrew M. Hunter III ...................     3,776,238            60,207
                John M. Murphy, Jr. ....................     3,791,963            44,472
                Robert L. Spies ........................     3,791,306            45,139
                Joseph D. Strauss ......................     3,791,973            44,472
                Virginia L. Stringer ...................     3,775,071            61,374

                4. The fund's preferred and common shareholders, voting as a single class, ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent public

--------------------------------------------------------------------------------

          2001 Annual Report  23  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                    accountants for the fund for the fiscal year ending
                    January 31, 2001. The following votes were cast regarding this matter:

                SHARES              SHARES                      BROKER
                VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                -----------    -----------------  -----------  ---------
                3,759,197              17,315         59,933          --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least
                10 days before the next dividend and/or capital gains distribution.

--------------------------------------------------------------------------------

          2001 Annual Report  24  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the fund's primary exchange or elsewhere on the open market.

                The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written

--------------------------------------------------------------------------------

          2001 Annual Report  25  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts, 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

          2001 Annual Report  26  Minnesota Municipal Income Portfolio

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MINNESOTA MUNICIPAL INCOME PORTFOLIO
2001   ANNUAL REPORT
















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